                                  Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                  Ospraie Management, LLC

Address:                               437 Madison Avenue, 28th Floor
                                       New York, NY 10022

Date of Event Requiring Statement:     09/04/19

Name:                                  Ospraie Holding I, LP

Address:                               437 Madison Avenue, 28th Floor
                                       New York, NY 10022

Date of Event Requiring Statement:     09/04/19

Name:                                  Ospraie Management, Inc.

Address:                               437 Madison Avenue, 28th Floor
                                       New York, NY 10022

Date of Event Requiring Statement:     09/04/19

Name:                                  Dwight Anderson

Address:                               437 Madison Avenue, 28th Floor
                                       New York, NY 10022

Date of Event Requiring Statement:     09/04/19